                                                                 Exhibit 99.7

            UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    The following unaudited pro forma condensed combined financial data is based on, and should be read in conjunction with, the consolidated financial statements of Big Flower Holdings, Inc. and its subsidiaries (the "Company") or, prior to October 17, 1997, those of Big Flower Press Holdings, Inc. and its subsidiaries ("BFP"). These financial statements were filed in the BFP annual report on Form 10-K for the year ended December 31, 1996 and subsequent filings by BFP and the Company on Form 10-Q. The pro forma information has been prepared to illustrate the effect of (a) the acquisitions of Olwen, RCPC, Columbine and Gamma One, all accounted for under the purchase method of accounting and (b) the issuance of convertible preferred securities and subordinated notes, the proceeds of which were used to repay borrowings related to the acquisitions under a credit facility entered into by BFP (items (a) and (b) being referred to collectively as the "Transactions").

    The unaudited pro forma condensed combined balance sheet as of September 30, 1997, assumes that the Transactions occurred on that date. Since the acquisition of Olwen was completed on September 18, 1997, its balance sheet and the effects of financing the acquisition are reflected in the Company's September 30, 1997, balances. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, assume that the Transactions were consummated as of the first day of the periods presented.

    The pro forma adjustments are based on preliminary estimates which are derived from available information and certain assumptions. In accordance with generally accepted accounting principles, the amount allocated to in-process technology, approximately $55.7 million, will be charged to expense as of October 31, 1997, the acquisition date of Columbine. This adjustment has been excluded from the unaudited pro forma condensed combined statements of operations as it is a non-recurring item. While the Company believes, based on available information, that the fair values and allocations included in the unaudited pro forma condensed combined financial statements are reasonable estimates, final purchase accounting adjustments will be made at the completion of the evaluations and estimates as of the actual purchase dates. As a result, the final allocation of costs related to the acquired companies may differ materially from that presented herein.

    The unaudited pro forma condensed combined financial data excludes any potential benefits that might result from the acquisitions due to synergies that may be derived from the elimination of certain costs. The pro forma financial data does not purport to represent what the Company's results of operations actually would have been if the Transactions had actually occurred on the date or for the periods indicated or what such results will be for any future date or future periods.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              As of September 30, 1997

                                                                                                       PRO FORMA
                                                BIG FLOWER(A)   COLUMBINE     RCPC       GAMMA ONE    ADJUSTMENTS    PRO FORMA
                                                -------------  -----------  ---------  -------------  -----------    ----------
                                                                               (IN THOUSANDS)
ASSETS
Current Assets:
  Cash and cash equivalents...................    $   3,804     $   3,297   $       6    $      17                   $    7,124
  Accounts receivable, net....................      102,591         7,480      21,102        4,742                      135,915
  Inventories.................................       40,136           285       6,480        1,511                       48,412
  Prepaid expenses and other assets...........        6,764           388         204          135                        7,491
  Deferred income taxes.......................       17,240           601                                                17,841
                                                -------------  -----------  ---------       ------    -----------    ----------
      Total current assets....................      170,535        12,051      27,792        6,405                      216,783
Property, plant and equipment, net............      325,033         4,334      25,763        2,102                      357,232
Intangibles and other assets, net.............      318,939        36,465         812                  $   7,000 (c)    326,327
                                                                                                         (36,889)(g)
Acquired technology...........................                                                            16,969 (a)     16,969

Excess purchase cost over net assets acquired
  (a).........................................                                                           123,359 (a)    123,359
                                                                                                          55,715 (a)
                                                                                                         (55,715)(f)
                                                -------------  -----------  ---------       ------    -----------    ----------
      TOTAL ASSETS............................    $ 814,507     $  52,850   $  54,367    $   8,507     $ 110,439     $1,040,670
                                                -------------  -----------  ---------       ------    -----------    ----------
                                                -------------  -----------  ---------       ------    -----------    ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable............................    $ 124,943     $     477   $   9,119    $     988                   $  135,527
  Accrued liabilities.........................       68,829         5,736       2,791        2,182     $   1,144 (f)     84,974
                                                                                                           4,292 (a)
  Current portion of long-term debt...........          473         3,729                    1,860        (5,589)(a)        473
                                                -------------  -----------  ---------       ------    -----------    ----------
      Total current liabilities...............      194,245         9,942      11,910        5,030          (153)       220,974
Long-term debt, net of current portion........      254,468         9,499                    2,019       (11,518)(a)    354,593
                                                                                                         100,125 (b)
Credit facility...............................      241,624                                              203,155 (a)(b) 253,761
                                                                                                          17,107 (a)(b)
                                                                                                        (215,125)(b)
                                                                                                           7,000 (b)
Deferred income taxes.........................       18,244         1,665                       76                       19,985
Other long-term liabilities...................       13,843            46                                                13,889
                                                -------------  -----------  ---------       ------    -----------    ----------
      Total liabilities.......................      722,424        21,152      11,910        7,125       100,591        863,202
                                                -------------  -----------  ---------       ------    -----------    ----------
Company-obligated manditorily redeemable
  preferred securities of a subsidiary trust
  (whose sole assets are convertible
  subordinated debentures of the Company) due
  2027........................................                                                           115,000 (b)    115,000
Stockholders' equity:
  Preferred stock.............................                      3,344                                 (3,344)(e)         --
  Common stock and additional paid in
    capital...................................      116,020        24,431                     (252)      (24,179)(e)    143,264
                                                                                                          27,244 (a)
  Retained earnings (accumulated deficit).....      (22,843)        3,923      42,457        1,634       (48,014)(e)    (79,702)
                                                                                                         (55,715)(a)
                                                                                                          (1,144)(f)
  Other.......................................       (1,094)                                                             (1,094)
                                                -------------  -----------  ---------       ------    -----------    ----------
      Total stockholders' equity..............       92,083        31,698      42,457        1,382      (105,152)        62,468
                                                -------------  -----------  ---------       ------    -----------    ----------
      TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY................................    $ 814,507     $  52,850   $  54,367    $   8,507     $ 110,439     $1,040,670
                                                -------------  -----------  ---------       ------    -----------    ----------
                                                -------------  -----------  ---------       ------    -----------    ----------

       See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(a) The acquisition of Olwen was completed on September 18, 1997. Consequently, the historical balance sheet includes Olwen's assets and liabilities, as well as the borrowings and goodwill related to the acquisition. The pro forma purchase cost of the other acquisitions, and the determination of the estimated remaining excess purchase cost over the book value of the assets acquired is as follows:

                                                             (in thousands)

     Purchase Cost:
       Cash paid for acquisitions...........................     $203,155
       Debt assumed and repaid..............................       17,107
       Common stock and options issued (see note (d)).......       27,244
       Estimated fees, costs and expenses...................        4,292
                                                                 --------
     Total purchase cost....................................      251,798
     Assets acquired:
       Current..............................................       46,248
       Property, plant & equipment and other (1)............       32,587
       Liabilities assumed (net of debt
        acquired in the acquisitions).......................      (23,080)
                                                                 --------
     Net assets acquired....................................       55,755
                                                                 --------
     Excess of purchase cost over net
       assets acquired:......................................     196,043
       Less identified intangibles:
        Existing technology..................................      16,969
        In-process technology................................      55,715
                                                                ---------
     Remaining estimated excess of purchase cost
       over net assets acquired..............................    $123,359
                                                                ---------
                                                                ---------

     The remaining estimated excess purchase cost over the book value of net assets acquired has not been fully allocated to individual assets or liabilities acquired. The Company believes a portion will be allocated to property, plant and equipment and identifiable intangibles and the remainder will be allocated to goodwill. The actual allocation will be based on the estimated fair value of the tangible and intangible assets and liabilities of the acquired companies as of the acquisition dates.


     (1) For purposes of this pro forma, fair value of acquired property, plant and equipment is assumed to approximate carrying value.

(b) The Company initially funded the acquisitions (including the repayment of previously existing debt) through BFP's credit facility. In connection with the acquisitions, a subsidiary trust of the Company issued convertible preferred securities and BFP issued subordinated notes, the proceeds of which were used to repay loans outstanding under BFP's credit facility.


                                                                (in thousands)
                                                                --------------

       Borrowings on credit facility for acquisitions............  $ 220,262
       Proceeds from issuance of convertible securities..........   (115,000)
       Proceeds from issuance of subordinated notes..............   (100,125)
       Fees and expenses on issuance of convertible preferred
       securities and subordinated notes (see note (c))..........      7,000
                                                                   ---------
       Net change to borrowings under credit facility............  $  12,137
                                                                   ---------
                                                                   ---------

(c) Fees and expenses of approximately $7.0 million incurred in connection with the issuance of subordinated notes and convertible preferred securities will be capitalized and amortized over the terms of the notes and securities. These fees and expenses were paid using borrowings under the credit facility.

(d) Represents the issuance of 1,041,000 shares of Big Flower Holdings, Inc. common stock at market value of $22.9 million, based on a per share price of $22, and options to purchase 396,000 shares of Big Flower Holdings, Inc. common stock at an estimated market value of $4.3 million (totaling $27.2 million). Assuming the proceeds from the exercise of the options are used to repurchase common shares, the net aggregate number of shares issued would be approximately 1,238,000.

(e) Represents the elimination of the acquired companies' historical capital and retained earnings/ accumulated deficit.

(f) The following non-recurring charges are excluded from the unaudited pro forma condensed combined statements of operations but are reflected in the unaudited pro forma condensed combined balance sheet:
          Write-off of in-process technology--approximately $55.7 million. Accrual of $1.1 million of one-time, stay-on bonuses to certain key employees, net of income taxes.

(g) Represents the elimination of the acquired companies' historical goodwill and certain intangibles.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                     BIG                                                              PRO FORMA
                                   FLOWER    COLUMBINE     RCPC          OLWEN         GAMMA ONE     ADJUSTMENTS   PRO FORMA
                                 ---------  -----------  ---------  ---------------  -------------   -----------  -----------
                                                                    (IN THOUSANDS)
Net sales......................  $1,201,860  $  61,233   $ 143,940     $  29,632       $  18,874                   $1,455,539
Operating expenses:
  Cost of production...........    971,789      13,065     123,560        16,075          11,268                    1,135,757
  Selling, general and
    administrative.............    108,969      37,202      10,208         7,459           6,021     $  (4,872)(d)    164,987
  Depreciation and amortization
    of intangibles.............     51,759       5,748       5,695         1,604           1,424         3,277 (b)     69,507
                                 ---------  -----------  ---------       -------     -------------  -----------    -----------
                                 1,132,517      56,015     139,463        25,138          18,713        (1,595)     1,370,251
                                 ---------  -----------  ---------       -------     -------------  -----------    -----------
Operating income...............     69,343       5,218       4,477         4,494             161         1,595         85,288
Other expense (income):
  Interest expense.............     34,965       1,448         888           478             410         9,341 (c)     47,530
  Amortization of deferred
    financing costs............      3,002                                                                 433 (c)      3,435
  Dividends on convertible
    preferred securities of a
    subsidiary trust...........                                                                          6,900 (c)      6,900
  Interest income..............       (712)                    (28)                                                      (740)
  Sale of Webcraft Games, Inc..     14,277                                                                             14,277
  Other, net...................     12,813         143         (30)                                                    12,926
                                 ---------  -----------  ---------       -------     -------------  -----------    -----------
                                    64,345       1,591         830           478             410        16,674         84,328
                                 ---------  -----------  ---------       -------     -------------  -----------    -----------
Income (loss) before income
  taxes........................      4,998       3,627       3,647         4,016            (249)      (15,079)           960
Income tax expense (benefit)...      8,283       1,690                     1,373              (1)       (5,488)(e)      5,857
                                 ---------  -----------  ---------       -------     -------------  -----------    -----------
Income (loss) before
  extraordinary item (f).......  $  (3,285)  $   1,937   $   3,647     $   2,643       $    (248)    $  (9,591)     $  (4,897)
                                 ---------  -----------  ---------       -------     -------------  -----------     ----------
                                 ---------  -----------  ---------       -------     -------------  -----------     ----------
Loss before extraordinary item
  per common share and common
  share equivalent.............  $   (0.18)                                                                         $   (0.25)(g)
                                 ---------                                                                          ----------
                                 ---------                                                                          ----------
Weighted average shares
  outstanding..................     18,315                                                               1,238         19,553
                                 ---------                                                          -----------     ----------
                                 ---------                                                          -----------     ----------

   See notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                     BIG                                                               PRO FORMA
                                    FLOWER    COLUMBINE     RCPC        OLWEN (A)       GAMMA ONE     ADJUSTMENTS      PRO FORMA
                                  ---------  -----------  ---------  ---------------   -------------  -------------    -----------
                                                                     (IN THOUSANDS)
Net sales.......................  $ 955,918   $  45,942   $ 103,899     $  21,936       $  17,282                      $1,144,977
Operating expenses:
  Cost of production............    752,981       8,341      86,895        12,138           9,776                         870,131
  Selling, general and
    administrative..............     96,162      28,272       8,570         5,101           4,113      $  (6,489)(d)      135,729
  Depreciation and amortization
    of intangibles..............     47,232       4,848       3,804           985           1,143          2,341 (b)       60,353
                                  ---------  -----------  ---------       -------     -------------  -------------     ----------
                                    896,375      41,461      99,269        18,224          15,032         (4,148)       1,066,213
                                  ---------  -----------  ---------       -------     -------------  -------------     ----------
Operating income................     59,543       4,481       4,630         3,712           2,250          4,148           78,764
                                  ---------  -----------  ---------       -------     -------------  -------------     ----------
Other expense (income):
  Interest expense..............     29,309         913         520           192             327          7,472 (c)       38,733
  Amortization of deferred
    financing costs.............      1,277                                                                  325 (c)        1,602
  Dividends on convertible
    preferred securities of a
    subsidiary trust............                                                                           5,175 (c)        5,175
  Interest income...............       (257)                    (10)                                                         (267)
  Other, net....................      5,619        (151)       (836)                                                        4,632
                                  ---------  -----------  ---------       -------     -------------  -------------     ----------
                                     35,948         762        (326)          192             327         12,972           49,875
                                  ---------  -----------  ---------       -------     -------------  -------------     ----------
Income (loss) before income
  taxes.........................     23,595       3,719       4,956         3,520           1,923         (8,824)          28,889
Income tax expense (benefit)....     11,461       1,646                     1,245             848         (1,857)(e)       13,343
                                   ---------  -----------  ---------       -------     -------------  -------------    ----------
Income (loss) before
  extraordinary item (f)........  $  12,134   $   2,073   $   4,956     $   2,275       $   1,075      $  (6,967)      $    15,546
                                  ---------  -----------  ---------       -------     -------------  -------------     -----------
                                  ---------  -----------  ---------       -------     -------------  -------------     -----------
Income before extraordinary item
  per common share and common
  share equivalent:
Primary.........................  $    0.63                                                                            $      0.75
                                  ---------                                                                            -----------
                                  ---------                                                                            -----------
Fully diluted...................                                                                                       $      0.74
                                                                                                                       -----------
                                                                                                                       -----------
Weighted average shares
  outstanding:
Primary.........................     19,379                                                                1,238            20,617
                                  ---------                                                          -------------     -----------
                                  ---------                                                          -------------     -----------
Fully diluted...................                                                                                            24,631
                                                                                                                       -----------
                                                                                                                       -----------

   See notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations


(a) Represents the historical statement of operations for Olwen for the period fom January 1, 1997, to its acquisition by the Company on September 18, 1997.

(b) The pro forma adjustments to depreciation and amortization of intangibles include the amortization of the estimated excess purchase cost over book value and the amortization of the purchased technology less amortization previously incurred on various intangibles. The excess purchase price over net assets acquired is being amortized over periods between 15 and 40 years and the existing technology is being amortized over 7 years.

                                         YEAR ENDED         NINE MONTHS ENDED
                                      DECEMBER 31, 1996     SEPTEMBER 30, 1997
                                      -----------------     ------------------
                                                   (in thousands)


     Amortization of excess
       purchase price over
       book value..................        $ 5,109                $ 3,832
     Amortization of existing
       technology..................          2,424                  1,818
     Eliminate amortization of pre
       existing intangibles........         (4,256)                (3,309)
                                           -------                -------
                                           $ 3,277                $ 2,341
                                           -------                -------
                                           -------                -------

(c) The pro forma adjustments reflect (i) the interest on the newly issued subordinated notes, the dividends on the newly issued convertible preferred securities and estimated interest on additional borrowings under BFP's credit facility which were used to finance the acquisitions,
     (ii) the elimination of interest incurred by the acquired companies on debt repaid upon acquisition and (iii) the amortization of deferred issuance costs in connection with the newly issued subordinated notes and the newly issued convertible preferred securities.


                                         YEAR ENDED         NINE MONTHS ENDED
                                      DECEMBER 31, 1996     SEPTEMBER 30, 1997
                                      -----------------     ------------------
                                                  (in thousands)

     Eliminate interest expense on
       debt repaid upon
       acquisition ..................     $(3,224)                $(1,952)
     Additional interest expense on:
       Credit facility borrowings
       of $54.7 million at 6.75%.....       3,690                   2,768
       $100.0 million of subordinated
       notes at 8 7/8%...............       8,875                   6,656
                                          -------                 -------
                                          $ 9,341                 $ 7,472
                                          -------                 -------
                                          -------                 -------
     Dividend -$115.0 million of
       convertible preferred
       securities at 6.00%...........     $6,900                  $ 5,175
                                          -------                 -------
                                          -------                 -------
     Amortization of issuance costs
       for subordinated notes
       and convertible preferred
       securities...................      $  433                  $   325
                                          -------                 -------
                                          -------                 -------

(d) The pro forma adjustments to selling, general and administrative expense represent excess management allocations to the acquired companies from the prior owners. The adjustments for the nine months ended September 30, 1997 also reflect $3.2 million of one-time stay-on bonuses paid to certain key employees of Olwen at the time of acquisition, which are included in the historical financial statements.

(e) Pro forma tax adjustments reflect applying the Company's effective tax rate of 48% to all pro forma adjustments for the respective periods and applying such tax rates to the pre-tax income of RCPC (formerly a division with no income taxes allocated).

(f) Amounts allocated to acquired in-process technology and one time stay-on bonuses to certain key employees of the acquired companies have been written off in the unaudited pro forma condensed combined balance sheet. These after-tax charges of $55.7 million and $1.1 million (in addition to the bonuses adjusted for in footnote (d)) have been excluded from the unaudited pro forma condensed combined statements of operations as they represent non-recurring items.

(g) The pro forma earnings per share calculation for the year ended December 31, 1996, excludes the anti-dilutive effect of conversion of the convertible preferred securities.